ACE Limited














                                Rules of the
                     Approved UK Stock Option Programme













             Approved by the Inland Revenue on 24 November 1997
                         (Reference No: X19095/RC)














                            Lovell White Durrant
                             65 Holborn Viaduct
                              London EC1A 2DY
                             Ref: A4/JCMcM/LLW

                                  CONTENTS




Clause
                                                                                Page No.

1.       Establishment and purpose of the Programme                              1

2.       Definitions                                                             1

3.       Grant of Options                                                        5

4.       Limitations on Grant of Options                                         5

5.       Exercise of Options                                                     6

6.       Time for Exercise of Options                                            6

7.       Replacement of Options on a takeover or other change in Control of
           the Company                                                           7

8.       Variations in the Share Capital of the Company                          8

9.       Administration of the Programme                                         8

10.      Amendment of the Programme                                              8

11.      Additional Provisions                                                   8

12.      Termination                                                             9


                               ACE Limited
                   Approved UK Stock Incentive Programme
                   (An approved Company share option plan
                  pursuant to the provisions of Schedule 9
               to the Income and Corporation Taxes Act 1988)


1.       Establishment and Purpose of the Programme

1.1 On 12 November 1997 the Committee adopted, subject to the approval of the Inland Revenue, the Programme as an addendum to the ACE Limited 1995 Long-Term Incentive Plan (the "Plan") to enable Eligible Employees of the Company and its Subsidiaries to participate in the Plan and obtain the benefit of approval by the Board of Inland Revenue pursuant to Schedule 9 to the Income and Corporation Taxes Act 1988 ("Schedule 9").

1.2 On 24 November 1997 the Inland Revenue gave formal approval to the Programme. The rules of the Programme (the "Programme Rules") comply with the requirements of Schedule 9.

1.3 The rules of the Plan (the "Plan Rules") shall apply to the Programme unless the Programme Rules expressly or by implication provide to the contrary, but so that nothing in either the Plan or the Programme Rules shall operate to prejudice the approval by the Board of Inland Revenue of the Programme PROVIDED ALWAYS THAT in the event of a conflict between the Plan Rules and the Programme Rules whereby the status of the Plan is or will be prejudiced the Plan Rules shall prevail.

1.4 For the avoidance of doubt rule 2.5 of the Plan shall not apply to the Programme and the Company may only grant options pursuant the Programme. Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock or a Stock Purchase Program may not be granted pursuant the Programme Rules.

1.5 The Committee may designate whether or not an Option is to be considered an incentive stock option as defined in Section 422(b) of the US Internal Code 1986, as amended ("Incentive Stock Option").

1.6 The Programme shall be governed and construed in accordance with the laws of England.

2.       Definitions

2.1 In the Programme the following words and expressions have the meanings set opposite them:


         "ACE Group"                      the Company and all of the
                                          Subsidiaries and, in relation to
                                          a New Option granted pursuant to
                                          clause 7 the Acquiring Company
                                          and the Controlling Company and
                                          their Subsidiaries as defined in
                                          Section 736 of the Companies Act
                                          1985, and "member of the ACE
                                          Group" shall be construed
                                          accordingly;

         "Act"                            the Securities Exchange Act 1934,
                                          as amended;

         "Acquiring                       a company which for the purposes of
          Company"                        clause 7 comes within the
                                          definition of "the acquiring
                                          company" in paragraph 15(1) of
                                          Schedule 9;


         "Affiliate"                      a person or entity that directly or
                                          indirectly controls, is controlled
                                          by or is under common control with
                                          another person or entity;
         "Any Other                       any scheme other than the Programme
         Approved Scheme"                 established by the Company
                                          or by any Associated Company and
                                          approved in accordance with
                                          Schedule 9 but excluding for the
                                          purposes of this definition any
                                          savings-related share option
                                          scheme or profit sharing scheme
                                          so established;

         "Approval Date"                  the date on which the
                                          Company receives written
                                          notification from the Board of
                                          Inland Revenue that the Programme
                                          has received Revenue Approval;

         "Associated                      any company which is an associated
          Company"                        company of the Company
                                          within the meaning of section
                                          416(1) of the Taxes Act;

         "Board"                          the board of directors for the
                                          time being of the Company;

         "Change in Control"              shall for the purposes of clause
                                          6.7 mean the occurrence of one of
                                          the following events:

                                          (i)       the acquisition by any
                                                    Person of beneficial
                                                    ownership (within the
                                                    meaning of Rule 13d-3
                                                    promulgated under the
                                                    Act) of fifty percent
                                                    (50%) or more of the
                                                    Voting Stock;

                                          (ii)      the majority of the
                                                    Board consists of
                                                    individuals other than
                                                    Incumbent Directors;

                                          (iii)     the Company adopts any
                                                    plan of liquidation
                                                    providing for the
                                                    distribution of all or
                                                    substantially all of
                                                    its assets;

                                          (iv)       all or substantially
                                                     all the assets or
                                                     business of the
                                                     Company is disposed of
                                                     pursuant to a merger,
                                                     consolidation or other
                                                     transaction (unless
                                                     the shareholders of
                                                     the Company
                                                     immediately prior to
                                                     such merger,
                                                     consolidation or other
                                                     transaction
                                                     beneficially own,
                                                     directly or
                                                     indirectly, in
                                                     substantially the same
                                                     proportion as they
                                                     owned Voting Stock of
                                                     the Company, all of
                                                     the Voting Stock or
                                                     other ownership
                                                     interests of the
                                                     entity or entities, if
                                                     any, that succeed to
                                                     the business of the
                                                     Company);

                                          (v)        the Company combines
                                                     with another company
                                                     and is the surviving
                                                     corporation but,
                                                     immediately after the
                                                     combination, the
                                                     shareholders of the
                                                     Company immediately
                                                     prior to the
                                                     combination hold,
                                                     directly or
                                                     indirectly, 50% or
                                                     less of the Voting
                                                     Stock of the combined
                                                     company (there being
                                                     excluded from the
                                                     number of shares held
                                                     by such shareholders,
                                                     but not from the
                                                     Voting Stock of the
                                                     combined company, any
                                                     shares received by
                                                     Affiliates of such
                                                     other company in
                                                     exchange for stock of
                                                     such other company);

         "Committee"                      the Compensation Committee of the
                                          Board or such other committee
                                          as the Board shall designate to
                                          administer the Plan;

         "Company"                        ACE Limited, a Corporation
                                          incorporated in the Cayman Islands;

         "Control"                        for the purposes of clause 7, the
                                          control of a company within the
                                          meaning given to that expression by
                                          section 840 of the Taxes Act;

         "Controlling                     a company, other than the Company
          Company"                        and an Acquiring Company,
                                          which falls within sub-paragraphs
                                          10(b) or 10(c) of Schedule 9;

         "Disability"                     a Participant shall be considered
                                          to have a "Disability" during the
                                          period in which he is unable by
                                          reason of a medically
                                          determinable physical or mental
                                          impairment to engage in any
                                          substantial gainful activity,
                                          which condition, in the opinion
                                          of a physician selected by the
                                          Committee, is expected to have a
                                          duration of not less than 120
                                          days;

         "Eligible                        Employee" any person whose terms
                                          of employment require him to
                                          devote substantially the whole of
                                          his time to working for any
                                          member or members of the ACE
                                          Group, except for;

                                          (i)       any director of a
                                                    member or members of
                                                    the ACE Group who is
                                                    contracted to work for
                                                    less than 25 hours a
                                                    week (excluding meal
                                                    breaks) in that
                                                    capacity; and

                                          (ii)      any person who is
                                                    prohibited from partici-
                                                    pating in the Programme
                                                    by the provisions of
                                                    paragraph 8 of Schedule 9;

       "Exercise Price"                   the price per Share
                                          payable on the exercise of an
                                          Option as determined by the
                                          Committee but in no event less
                                          than the greater of:

                                          (i)       the nominal value of a
                                                    Share (if the Shares are
                                                    to be subscribed); and

                                          (ii)      the Fair Market Value of a
                                                    Share on the day on which
                                                    the Option is granted;

         "Fair Market Value"             the value of a Share on any day being:

                                          (i)        if and for so long as
                                                     the Company's Shares
                                                     are admitted to the
                                                     official list of the
                                                     New York Stock
                                                     Exchange, the closing
                                                     market composite price
                                                     for Shares as reported
                                                     on the New York Stock
                                                     Exchange - Composite
                                                     Transactions on that
                                                     date or if the New
                                                     York Stock Exchange is
                                                     closed on that date,
                                                     the last preceding
                                                     date on which the New
                                                     York Stock Exchange
                                                     was open for trading
                                                     and on which the
                                                     Shares were traded
                                                     PROVIDED THAT such
                                                     date shall not be a
                                                     date which is more
                                                     than 30 days before
                                                     the date of grant of
                                                     an Option; or

                                          (ii)      in all other cases, the
                                                    market value determined
                                                    in accordance with Part
                                                    VIII of the taxation of
                                                    Chargeable Gains Act
                                                    1992 and if and for so
                                                    long as the Programme
                                                    has Revenue Approval
                                                    agreed in advance with
                                                    the Shares Valuation
                                                    Division of the Inland
                                                    Revenue;

         "Incumbent Directors"            the individuals
                                          constituting the Board as of the
                                          date the Plan was adopted and any
                                          subsequent directors whose
                                          election or nomination for
                                          election by the Company's
                                          stockholders was approved by a
                                          vote of three quarters (3/4) of
                                          the individuals who are then
                                          Incumbent Directors;

         "Normal Retirement               the voluntary termination of
          Age"                            employment at a time when the
                                          Participant has attained normal
                                          retirement age under the ACE
                                          Limited Employee Retirement Plan
                                          or any other retirement benefits
                                          scheme maintained by a company in
                                          the ACE Group or such other age
                                          as shall be determined by the
                                          Committee in its sole discretion;

         "Option" subject to clause 7, a right to acquire Shares pursuant to the provisions of the Programme;

         "Option Period"                  subject to clause 6, the period
                                          ending no later than ten years
                                          from the date of an Option
                                          during which an Option shall be
                                          exercisable in accordance with
                                          the provisions of the Programme
                                          as determined by the Committee
                                          at the date of grant of the
                                          Option provided that the Option
                                          may not be exercisable before
                                          the Participant has completed
                                          one year's service with the
                                          Group;

       "Participant"                      an Eligible Employee who has been
                                          granted an Option or where
                                          applicable, the personal represent-
                                          ative(s) of any such person;

         "Person" person for the purposes of the definition of "Change in Control" has the same meaning as set forth in Sections 3(a)(9) and 13(d) of the Act;

         "Plan" the ACE Limited 1995 Long-Term Incentive Plan approved by the stockholders of the Company in general meeting on 9 February
                                          1996 and as subsequently amended;

         "Programme"                      the Programme adopted on 12 November
                                          1997 as from time to
                                          time amended in accordance with the
                                          provisions hereof;

         "Related Company"                any company which is a subsidiary
                                          corporation as defined in
                                          Section 424(f) of the Internal
                                          Revenue Code of 1986;

         "Revenue Approval"               approval of the Programme by the
                                          Board of Inland Revenue under
                                          Schedule 9;

         "Schedule 9"                     Schedule 9 to the Taxes Act;

         "Shares" subject to clause 7.3(a), Stock which satisfies the requirements of paragraphs 10 to 14 inclusive of
                                          Schedule 9;

         "Stock"                          shares of the common stock of the
                                          Company;


         Subsidiaries"                    those companies over which for
                                          the time being the Company has
                                          Control and which are
                                          subsidiaries of the Company
                                          within the meaning of Section 736
                                          of the Companies Act 1985;

         "Taxes Act"                      the Income and Corporation Taxes Act
                                          1988;

         "Voting Stock" capital stock if any class or classes having general voting power under ordinary circumstances in the absence of contingencies to elect the directors of a company.

2.2 Any reference herein to a statutory provision shall include a reference to that provision as amended or re-enacted from time to time. Where the context permits the singular shall include the plural and vice versa and the masculine gender shall include the feminine.

3.       Grant of Options

3.1 Subject to the limits contained in clause 4, at any time after the Approval Date, the Committee may, in its absolute discretion grant an Option to an Eligible Employee in accordance with the Programme. The Committee shall give notice in writing to the Eligible Employee to specify:

         (a) the number of Shares in respect of which the Option is granted,

         (b)      the date on which it is granted,

         (c)      the Exercise Price,

         (d) the objective performance target(s), if any, imposed by the Committee, the terms of which must, at any time when the Programme has Revenue Approval, be approved by the Board of Inland Revenue; and

         (e)      the Option Period.

3.2 The grant of an Option shall be made on the basis that participation in the Programme shall be deemed to constitute an agreement to be bound by the Programme Rules and shall be evidenced by an instrument in such form as the Committee may from time to time prescribe. The instrument shall be issued as soon as practicable after the date of grant.

3.3 An Option shall be personal to the Participant and may not be transferred except as designated by the Participant by will or by the laws of descent, or, subject to the provisions of clause 6.2, exercised by any other person. In no event shall an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements of the Inland Revenue Code 1986 Section 422. Any attempt to so transfer or sell an Option shall cause the Option to lapse forthwith.

4.       Limitations on Grant of Options

4.1 No Option shall be granted pursuant to clause 3 if such grant would exceed the limits imposed on the grant of rights under the Plan pursuant to section 6 of the Plan with respect to the number of Shares which may be made the subject of Options and other rights under the Plan.

4.2 No Option shall be granted to an Eligible Employee pursuant to the Programme if as a result the total Option Price of the Shares issuable on the exercise of such Option when aggregated with the total market price at the relevant date of grant of shares still capable of being issued on the exercise of options previously granted to him under the Programme and Any Other Approved Scheme would exceed (pound)30,000 (or its equivalent in any other currency, taking as the rate of exchange the spot rate for the currency in question on the date of grant of the Option as quoted by any of the Company's bankers from time to time).

5.       Exercise of Options

5.1 Subject to clause 6, an Option shall only be exercised by a Participant within the Option Period by his giving to the Secretary of the Company at its corporate headquarters, written notice, which shall be in such form as may be prescribed by the Committee and shall be signed by the Participant. An Option may be exercised in whole or in part. Such notice shall specify the number of Shares in respect of which the Option is being exercised and shall be accompanied by payment in full of the total Exercise Price for the said Shares and the instrument evidencing the grant of the relevant Option for cancellation or amendment.

5.2 Payment for the Option exercised shall be in cash, or cheque, bank draft or money order to the order of the Company, for an amount in United States dollars equal to the total Exercise Price for the number of Shares in respect of which an Option is exercised.

5.3 The Committee shall transfer the appropriate number of Shares to the Participant at their Exercise Price as soon as possible but in any event not later than one month after the date of exercise of the Option and shall deliver where appropriate to the Participant a definitive share certificate in respect thereof. Any Shares issued pursuant to this clause 5.3 shall rank pari passu in all respects and form a uniform class with Shares already in issue. While an Option is unexercised, a Participant shall have no voting rights or any other rights of stockholders with respect to the Shares which are subject to his Option. Furthermore, no cash dividends shall accrue or be payable with respect to any such Shares. Shares subject to unexercised Options shall have no subscription rights.

6.       Time for Exercise of Options

6.1 Subject to clauses 6.2 to 6.4 inclusive, an Option may only be exercised during its Option Period. An Option which is not so exercised shall lapse PROVIDED THAT, at the time of exercise of his Option a Participant is not prohibited from doing so by the provisions of paragraph 8 of Schedule 9.

6.2 If a Participant dies his Option may be exercised in full by his personal representative(s) at any time before the expiry of its Option Period and within but not later than 12 months of his death.
         Any such Option which is not so exercised shall lapse.

6.3 If a Participant ceases to be employed by the Company or a Related Company by reason of Disability, he may exercise his Option in full at any time before the expiry of its Option Period and within 12 months after the date of cessation of his employment. Any such Option which is not so exercised shall lapse.

6.4 If a Participant ceases to be employed by the Company or a Related Company by reason of retirement on or after Normal Retirement Age or earlier retirement with consent of his employer, he may exercise his option to the extent exercisable by him at the time of such cessation at any time before the expiry of its Option Period or his death if earlier.

6.5 If a Participant ceases to be employed by the Company or a Related Company otherwise than by reason of the events specified in clauses 6.2 to 6.4, he may exercise his option to the extent exercisable by him at the time of such cessation at any time before the expiry of its Option Period and within three months after the date of cessation of his employment. Any such Option which is not so exercised shall lapse.

6.6 For the purposes of this paragraph where a Participant's employment is terminated without notice or on terms in lieu of notice it shall be deemed to cease on the date on which the termination takes effect and where the said employment is terminated with notice it shall cease on the date when the notice period expires.

6.7 If a Change in Control of the Company shall occur a Participant may exercise his Option in full at any time before the expiry of its Option Period PROVIDED THAT this clause 6.7 shall not apply where a Participant by agreement with an Acquiring Company, releases his Option in consideration of the grant to him of a New Option pursuant to clause 7 before the expiry of the appropriate period referred to in clause 7.4.

7. Replacement of Options on a takeover or other change in Control of the Company

7.1 Clause 7.2 below shall apply where an Acquiring Company obtains Control of the Company as a result of making:

         (a) a general offer to acquire the whole of the issued share capital of the Company (other than that which is already owned by it and/or by any of its subsidiaries) made on a condition such that if it is satisfied the Acquiring Company will have Control of the Company; or

         (b) a general offer to acquire all the Shares (or such Shares as are not already owned by the Acquiring Company and/or by any of its subsidiaries).

7.2 A Participant may at any time within the appropriate period as defined in clause 7.4, by agreement with the Acquiring Company, release any of his Options (the "Old Option" for the purposes of this clause) in consideration of the grant to him of a new option (the "New Option" for the purposes of this clause) PROVIDED THAT any New Option satisfies the conditions set out in clause 7.3.

7.3      The New Option must:

         (a) be over shares in the Acquiring Company or a Controlling Company which shares satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 (references to the term "Shares" in this Programme shall thereafter be construed accordingly);

         (b) be a right to acquire such number of shares which on acquisition of the New Option have an aggregate market value (determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992) equal to the aggregate market value of the Shares the subject of the Old Option immediately before its release;

         (c) have an exercise price per share such that the aggregate price payable on complete exercise of the New Option equals the aggregate price which would have been payable on complete exercise of the Old Option at the time of its release.

7.4 The appropriate period referred to in clause 7.2 is the period of six months commencing on the date when the Acquiring Company making the offer has obtained Control of the Company and any condition subject to which the offer is made is satisfied.

7.5 The New Option shall be exercisable in the same manner as the Old Option and in accordance with the provisions of the Programme as it had effect in relation to the Old Option immediately before its release (references to the term "Option" in the Programme thereafter being construed accordingly), and the New Option shall, for all purposes of the Programme other than clause 7.6, be treated as having been granted on the date when the corresponding Old Option was granted.

7.6 With effect from the grant of a New Option hereunder clause 5, this clause 7, and clauses 8, 9 and 11 shall, in relation to the New Option, be construed as if references to the Company were references to the Acquiring Company, or as the case may be, the Controlling Company.

8.       Variations in the Share Capital of the Company

8.1 If at any time after the date of grant of an Option and before it ceases to be exercisable, there is a variation or reorganisation of Stock or other capital of the Company, including, without limitation, any subdivision or consolidation of shares or stock or other capital readjustment, stock split, payment of stock dividend, combination of shares or recapitalisation or other increase or reduction of the number of shares or stock outstanding, without receiving compensation therefor in money, services or property or otherwise with respect to its common stock, the number of Shares available under the Programme shall be adjusted and the number then subject to Options and the Exercise Price therefor shall be proportionately and appropriately adjusted all as the Committee shall deem appropriate PROVIDED THAT:

         (a) the aggregate Exercise Price payable on the exercise of an Option previously granted hereunder shall not be increased;

         (b) the Option Price shall not be reduced below the nominal value of a Share thereby;

         (c) all such adjustments shall be subject to prior approval by the Board of Inland Revenue.

8.2 All Participants shall be notified in writing of any such adjustments as soon as practicable thereafter and the Committee shall be entitled to call in the instruments evidencing the grant of the Options affected by such adjustments for endorsement or replacement, as may appear appropriate.


9.       Administration of the Programme

9.1      The Programme shall be administered by the Committee.

9.2 Subject as herein otherwise expressly provided the Committee's decision on any matter concerning the Programme shall be final and binding.

10.      Amendment of the Programme

10.1 Subject to clause 10.2, the Board or the Committee shall at any time be entitled to amend by resolution all or any of the provisions of the Programme provided that no amendment may adversely affect the rights of any participant already acquire by him under the Programme.

10.2 No amendment to the Programme shall be effective unless and until approved by the Board of Inland Revenue and subject to clause 1.3 nothing shall be done to the Programme which would prejudice the obtaining of Revenue Approval or cause it to be withdrawn.

11.      Additional Provisions

11.1 Every Option shall be subject to the condition that no Shares shall be issued to a Participant following the exercise of an Option if such issuance would be contrary to any enactment or regulation for the time being in force of the United States or of any other country having jurisdiction in relation thereto. The Company shall not be bound to take any action to obtain the consent of any governmental authority to such issue or to take any action to ensure that any such issuance shall be in accordance with any such enactment or regulation if such action could in the opinion of the Committee be unduly onerous.

11.2 Every Option shall be subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to an Option upon any securities exchange or under any state or federal law, or that the consent or approval of any governmental authority, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares under an Option such Option may not be exercised in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Any Option may be exercised only in accordance with the provisions of all applicable law.

11.3 The rights and obligations of a Participant under his terms of employment with any member of the ACE Group shall not be affected by his participation in the Programme and the Programme shall not afford to a Participant any right to continued employment or any additional right to compensation in consequence of the termination of his employment for any reason whatsoever.

12.      Termination

         the Committee may at any time resolve to cease making further grants of Options under the Programme but in such event the subsisting rights of Participants shall not thereby be affected.